1 NASDAQ: PBIB 3rd Quarter 2009 Exhibit 99.2

Disclaimer
Disclaimer
This presentation contains forward-looking statements that
involve risks and uncertainties. These forward-looking
statements are based on management’s current expectations.
Porter Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the
Company files with the Securities and Exchange Commission,
including the Company’s most recent Annual Report on Form
10-K and Quarterly Report on Form 10-Q. The forward-looking
statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any
responsibility to update these statements.

Discussion Topics
Discussion Topics
Market Overview and Franchise History
Financial Highlights
Summary of 2009 and Full Year 2008 Performance
Loan Composition and Credit Quality
Deposits
Capital Strength
Investment Considerations Going Forward
2009 Key Strategic Initiatives
2009 Growth Strategy
Operating Strengths

Note: Financial data as of September 30, 2009
Company Overview
Company Overview
Louisville, Kentucky headquarters
6
th
largest bank domiciled in
Kentucky
18 offices
$1.7 billion in assets
$1.4 billion in loans
$1.4 billion in deposits
Focus on high growth markets
within our footprint
Efficient operating model
Strong capital base

Market Overview
Market Overview
• Louisville and Bullitt County
– Largest city in Kentucky and 16
th
largest city
in U.S.
– Above average growth rates for economy and
jobs
– Large employers include UPS, GE, Humana,
YUM! Brands, Ford
– UPS hub continues to attract distribution
companies – Best Buy (“Geek Squad”),
Gordon Foods, Johnson & Johnson, Zappos
– Home of University of Louisville
• Owensboro/Daviess County
– 3
rd
largest city in Kentucky
– Industrial, medical, retail and cultural hub for
Western Kentucky
– Large employers include Owensboro Medical
Health System, Texas Gas, and Toyotetsu
– Home of two four-year liberal arts colleges
(Brescia University and Kentucky Wesleyan
College)
• Lexington/Fayette County
– 2
nd
largest city in Kentucky – attractive growth
market
– Financial, educational, retail, healthcare and
cultural hub for Central and Eastern Kentucky
– “Horse Capital of the World” – host to the
World Equestrian Games in 2010
– Large employers include Toyota, Lexmark,
IBM Global Services and Valvoline
– Home of University of Kentucky
• Southern/Central Kentucky
– Includes Bowling Green (Warren County), the
4
th
largest city in Kentucky, and Barren, Ohio,
Hart, Edmonson, Butler & Green counties
– Attractive community and growth markets –
stable source of deposits and loans
– PBIB’s main back-office operations hub
– Major employers include GM (Corvette), RR
Donnelley and FedEx
– Agricultural and service based economy
– Home of Western Kentucky University

Franchise History
Franchise History
1988
Porter Bancorp organized with merger of 3 banks
1988 – 1999
Porter Bancorp acquires 3 banks
1999
Ascencia Bank established
1999 – 2005
Porter Bancorp acquires 2 banks
2005
Porter Bancorp consolidates all subsidiary banks
under PBI Bank name on December 31, 2005
2006
Porter Bancorp IPO completed on September 22, 2006
2007
Porter Bancorp acquires Kentucky Trust Bank with 6
offices in Southern Kentucky on October 1, 2007
2008
Porter Bancorp acquires Paramount Bank in
Lexington, KY on February 1, 2008

7 Financial Highlights

2008 Operating Performance
2008 Operating Performance
Net Income of $14.0 million
Above peer financial performance
Growth exceeded expectations
Loans – 10.9%
Deposits – 10.5%
Assets – 13.2%
Manageable credit quality
1.78% NPA to assets
1.58% NPL to loans
Core customer non-interest bearing deposit account growth to $111.8 million
Note: (1) For the Year Ended 12/31/08 Peer Median Core Financial Performance per SNL
62.51% 50.74% Efficiency
3.73% 3.20% NIM
9.29% 10.64% ROAE
.79% .89% ROAA
Peer (1)
PBIB

Q3 2009 Operating Performance
Q3 2009 Operating Performance
Solid Financial Performance
Strong EPS growth momentum
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09
ROAA 0.96% 1.02% 1.03% 0.57% 0.73% 0.75% 1.07%
ROAE 11.66% 12.66% 12.73% 6.27% 7.49% 7.79% 10.68%
NIM 3.21% 3.29% 3.33% 2.96% 3.02% 3.13% 3.59%
Efficiency 54.47% 50.70% 47.47% 50.64% 54.09% 55.94% 47.14%
EPS $0.41 $0.47 $0.47 $0.25 $0.30 $0.31 $0.46

2009 Operating Performance - YTD
2009 Operating Performance - YTD
Net Income of $9.4 million for the nine months ended September 30, 2009
Above peer financial performance
Q2 includes one time FDIC Special Assessment of $781,000
Manageable credit quality
2.27% NPA to assets
1.89% NPL to loans
Note: (1) YTD Peer Median Core Financial Performance thru 6/30/09 per Highline Financial
69.17% 52.18% Efficiency
3.61% 3.25% NIM
5.41% 8.67% ROAE
.51% .85% ROAA
Peer (1)
PBIB

11 Solid Growth Q3 09 2006 2007 2008 (annualized) Assets 6.0% 38.5% 13.2% 6.5% Loans 7.9% 42.5% 10.9% 3.6% Deposits 6.9% 35.3% 10.5% 9.3%

12 Asset Growth Asset Growth ($ in millions) 2004 2005 2006 2007 2008 Q3 09 $1,729 $1,648 $1,456 $1,051 $991 $887 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800

13 Loan Growth Loan Growth ($ in millions) 2004 2005 2006 2007 2008 Q3 09 $1,387 $1,350 $1,218 $854 $792 $734 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400

14 Deposit Growth Deposit Growth ($ in millions) $1,099 $280 $1,013 $276 $847 $320 $657 $205 $619 $187 $540 $178 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2004 2005 2006 2007 2008 Q3 09 Non-CD CD

Strong Net Income
Strong Net Income
$6,750
$9,012
$11,379
$14,339
$14,229
$14,010
$9,398
2003 2004 2005 2006 2007 2008 YTD Q3 09
($ in millions)
Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax) for the periods 2003 – 2005.

16 Solid Net Interest Margin Solid Net Interest Margin 3.71% 3.84% 4.06% 3.97% 3.67% 3.21% 3.29% 3.33% 2.96% 3.02% 3.13% 3.59% 2003 2004 2005 2006 2007 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09

17 55.0% 51.0% 48.0% 47.0% 47.0% 51.0% 52.0% 2003 2004 2005 2006 2007 2008 YTD Q3 09 Operational Efficiency Operational Efficiency

Primary focus on residential
and commercial real estate
Granular portfolio
Loyal and experienced
producers
Team approach to
customers
Locally empowered lenders
Loan Portfolio
–
Q3 09
Total Loans: $1.4 B
Loan Stratification
Loan Stratification
Highlights
   Residential Real
Estate
26.5%
   Construction Real
Estate
23.3%
   Commercial Real
Estate
31.6%
Other
0.1%
   Farmland
5.9%
   Home Equity
2.3%
C & I
6.4%
Consumer
2.7%
Agricultural
1.3%

Historical Loan Portfolio Statistics
Historical Loan Portfolio Statistics
Note: (1) For the Quarter Ended 6/30/09 Peer Median Core Financial Performance per Highline Financial
Loan Statistics
Peer
Q1 08 Q2 08 Q3 08 Q4 08 Q2 09 (1) Q1 09 Q2 09 Q3 09
NPA/Assets 1.10% 1.24% 1.44% 1.78% 2.72% 2.04% 1.69% 2.27%
NPL/Loans 0.77% 0.96% 1.15% 1.58% 2.60% 1.81% 1.42% 1.89%
NCO/Avg Loan
0.02% 0.05% 0.06% 0.13% 0.70% 0.06% 0.09% 0.06%
Loan Loss Reserve 1.37% 1.35% 1.39% 1.46% 1.39% 1.49% 1.52% 1.58%

Deposit Mix
–
Q3 09
Total Deposits: $1.4 B
Average Cost of Funds: 2.67%
Effective core deposit growth
initiatives
High CD retention rates
Focus on core deposit
development
Online banking division a
ready source of alternative
funding without high cost of
new branches
Deposit Stratification
Deposit Stratification
Highlights
CD's less than
$100k
43%
CD's $100k or
greater
37%
NOW and Money
Market
11%
Savings
2%
Non-Interest
Bearing DDA
7%

Capital Strength
Capital Strength
Regulatory Requirements
September 30, 2009 Well
Actual Capitalized Minimum
Tangible Common Equity 6.31% N/A N/A
Tangible Equity 8.36% N/A N/A
Leverage 10.13% 5.0% 4.0%
Tier 1 Risk Based 11.90% 6.0% 4.0%
Total Risk Based 13.80% 10.0% 8.0%
Excess Over Regulatory Thresholds
Capital Well
($ in millions) Capitalized Minimum
Leverage 167 $                            85 $                          101 $
Tier 1 Risk Based 167 $                            83 $                          111 $
Total Risk Based 194 $                            53 $                          81 $

22 Investment Highlights

2009 Key Strategic Initiatives
2009 Key Strategic Initiatives
Client-driven service that consistently provides better
value
Rational risk taking and exceptional risk management
Maintain strict focus on credit quality in this challenging
environment
Earnings growth
Consistent, superior operational efficiency
Targeted and disciplined investments for the future

2009 Growth Strategy
2009 Growth Strategy
Increase market share of existing franchise – managed
growth
Expand core deposit development initiatives and non-
interest income improvement strategies
Continue long-term strategy of considering M&A
opportunities that arise
Remain disciplined and focused
Accretive to earnings in first full year
Markets with high growth potential
Strong management team compatible with our culture

25 Addendum

Experienced Management Team
Experienced Management Team
Headquarters:
2500 Eastpoint Parkway
Louisville, KY 40223
(502) 499-4800
Industry Porter
Name Position Experience Experience
J. Chester Porter Chairman of the Board, General Counsel and Director 27 23
  of Porter Bancorp and PBI Bank
Maria L. Bouvette President, CEO and Director of Porter Bancorp and PBI Bank 27 23
David B. Pierce CFO of Porter Bancorp, Chief Strategic Officer and Director 23 20
  of PBI Bank
C. Bradford Harris Corporate General Counsel and EVP 12 3
Phil Barnhouse CFO of PBI Bank 11 11
Jim Grubbs Sr. VP Commercial Lending 29 5
Fred Catlett Executive Vice President 32 13
Avery Matney Regional President 28 13
Todd Young Chief Operations Officer 25 15
Charles Darst Chief Development Officer 23 13
Eric Satterly Chief Technology Officer 11 10
Average Years of Experience 23 14

Peer Metrics
Peer Metrics
Porter Bancorp, Inc. Comparable Group
Financial Information for the Quarter Ended June 30, 2009
($ in thousands)
Total Tg. Eq./ Total Cap Core Core Efficiency NPLs/ Reserves/ NPAs/ Reserves/ NCOs/
Assets Tg. Assets Ratio ROAA ROAE NIM Ratio Loans NPLs Assets Loans Avg. Loans
Company Name Ticker City State ($MM) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%)
Republic Bancorp, Inc RBCAA Louisville KY 3,104 9.68 17.74 0.85 8.81 3.69 65.20 1.37 63.3 1.10 0.87 -0.06
Integra Bank Corp IBNK Evansville IN 3,346 6.42 10.42 -5.52 -79.95 2.34 106.25 7.76 45.1 6.33 3.50 4.78
Community Trust Bancorp, Inc CTBI Pikeville KY 3,036 8.27 14.17 0.78 7.50 3.63 64.83 2.50 52.7 2.63 1.32 0.63
Farmers Capital Bank Corp FFKT Frankfort KY 2,296 6.09 14.65 -0.14 -1.62 2.85 81.12 3.37 48.1 2.80 1.62 0.73
S Y Bancorp, Inc SYBT Louisville KY 1,747 8.52 13.52 1.01 11.50 3.66 62.69 0.63 193.6 0.60 1.22 0.38
Bank of Kentucky Financial Corp BKYF Crestview Hills KY 1,334 9.20 13.35 0.62 6.02 3.61 63.06 1.40 80.5 1.19 1.12 0.66
First Financial Service Corp FFKY Elizabethtown KY 1,102 7.31 11.50 0.26 3.06 3.70 72.85 2.69 54.3 3.14 1.46 1.14
Community Bank Shares of Indiana, Inc CBIN New Albany IN 817 6.63 12.70 -11.66 -142.90 2.89 96.93 4.09 77.7 3.50 3.18 3.18
Average 2,098 7.77 13.51 -1.73 -23.45 3.30 76.62 2.98 76.92 2.66 1.79 1.43
Median 2,021 7.79 13.44 0.44 4.54 3.62 69.03 2.60 58.79 2.72 1.39 0.70
Note: Data per Highline Financial

Peer Metrics
Peer Metrics
Note: Data per Highline Financial
Porter Bancorp, Inc. Comparable Group
Financial Information Year to Date thru June 30, 2009
($ in thousands)
Total Tg. Eq./ Total Cap Core Core Efficiency NPLs/ Reserves/ NPAs/ Reserves/ NCOs/
Assets Tg. Assets Ratio ROAA ROAE NIM Ratio Loans NPLs Assets Loans Avg. Loans
Company Name Ticker City State ($MM) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%)
Republic Bancorp, Inc RBCAA Louisville KY 3,104 9.43 17.74 1.77 21.56 6.21 45.24 1.37 63.3 1.10 0.87 1.81
Integra Bank Corp IBNK Evansville IN 3,346 6.42 10.42 -4.36 -64.36 2.37 104.04 7.76 45.1 6.33 3.50 3.79
Community Trust Bancorp, Inc CTBI Pikeville KY 3,036 8.27 14.17 0.83 7.94 3.62 66.65 2.50 52.7 2.63 1.32 0.50
Farmers Capital Bank Corp FFKT Frankfort KY 2,296 6.09 14.65 0.22 2.55 2.94 77.93 3.37 48.1 2.80 1.62 0.47
S Y Bancorp, Inc SYBT Louisville KY 1,747 8.52 13.52 1.09 12.23 3.73 61.09 0.63 193.6 0.60 1.22 0.31
Bank of Kentucky Financial Corp BKYF Crestview Hills KY 1,334 9.20 13.35 0.74 7.62 3.60 62.96 1.40 80.5 1.19 1.12 0.47
First Financial Service Corp FFKY Elizabethtown KY 1,102 7.31 11.50 0.28 3.19 3.71 71.68 2.69 54.3 3.14 1.46 0.69
Community Bank Shares of Indiana, Inc CBIN New Albany IN 817 6.63 12.70 -5.67 -72.96 2.99 91.73 4.09 77.7 3.50 3.18 2.12
Average 2,098 7.73 13.51 -0.64 -10.28 3.65 72.67 2.98 76.92 2.66 1.79 1.27
Median 2,021 7.79 13.44 0.51 5.41 3.61 69.17 2.60 58.79 2.72 1.39 0.60

Peer Metrics
Peer Metrics
Note: Data per SNL
Porter Bancorp, Inc. Comparable Group
Financial Information as of the year ended 12/31/08
($ in thousands)
Total Core Core Net Interest Efficiency NPLs/ Reserves/ Reserves/ NCOs/ NPAs/
Company Name Ticker City State Assets ROAA ROAE Margin Ratio Loans NPLs Loans Avg Loans Assets
Republic Bancorp, Inc RBCAA Louisville KY $3,939,368 1.33% 16.07% 4.20% 56.46% 0.49% 130.98% 0.64% 0.60% 0.43%
Integra Bank Corp IBNK Evansville IN 3,357,100 -3.08% -33.15% 3.18% 69.72% 6.01% 42.96% 2.58% 1.19% 5.05%
Community Trust Bancorp, Inc CTBI Pikeville KY 2,954,531 1.11% 10.49% 3.88% 57.96% 1.74% 75.27% 1.31% 0.38% 1.74%
Farmers Capital Bank Corp FFKT Frankfort KY 2,202,167 0.64% 8.08% 3.25% 66.70% 1.64% 78.11% 1.28% 0.21% 1.64%
S Y Bancorp, Inc SYBT Louisville KY 1,628,763 1.41% 16.22% 3.93% 56.64% 0.33% 345.25% 1.14% 0.16% 0.38%
Bank of Kentucky Financial Corp BKYF Crestview Hills KY 1,255,382 0.94% 11.87% 3.68% 58.31% 0.85% 112.79% 0.96% 0.35% 0.76%
First Financial Service Corp FFKY Elizabethtown KY 1,017,047 0.54% 6.77% 3.78% 67.05% 1.84% 80.89% 1.49% 0.08% 2.24%
Community Bank Shares of Indiana, Inc CBIN New Albany IN 877,363 0.07% 0.92% 3.09% 74.93% 3.27% 45.78% 1.50% 0.58% 2.49%
High $3,939,368 1.41% 16.22% 4.20% 74.93% 6.01% 345.25% 2.58% 1.19% 5.05%
Low 877,363 -3.08% -33.15% 3.09% 56.46% 0.33% 42.96% 0.64% 0.08% 0.38%
Average 2,153,965 0.37% 4.66% 3.62% 63.47% 2.02% 114.00% 1.36% 0.44% 1.84%
Median 1,915,465 0.79% 9.29% 3.73% 62.51% 1.69% 79.50% 1.30% 0.37% 1.69%

Loan Mix
Loan Mix
(in thousands)
Porter Bancorp, Inc.
(per call report)
September 30, 2009 June 30, 2009 March 31, 2009 December 31, 2008 September 30, 2008
Loan Portfolio Composition
Real Estate:
   Commercial Real Estate 439,089                           31.6% 411,158                           30.2% 407,910                           29.8% 377,130                           27.9% 372,468                           27.7%
   Construction Real Estate 322,577                           23.3% 332,608                           24.4% 358,692                           26.2% 371,300                           27.5% 368,424                           27.4%
   Residential Real Estate 367,027                           26.5% 359,243                           26.4% 348,611                           25.5% 342,835                           25.4% 341,081                           25.4%
   Farmland 81,353                             5.9% 80,002                             5.9% 76,411                             5.6% 77,504                             5.7% 77,218                             5.8%
   Home Equity 31,697                             2.3% 32,275                             2.4% 32,739                             2.4% 33,249                             2.5% 32,833                             2.4%
C & I 89,252                             6.4% 90,899                             6.7% 90,269                             6.6% 90,978                             6.7% 91,316                             6.8%
Consumer 37,087                             2.7% 36,903                             2.7% 36,392                             2.7% 37,784                             2.8% 39,317                             2.9%
Agricultural 18,354                             1.3% 16,100                             1.2% 15,144                             1.1% 16,181                             1.2% 16,581                             1.2%
Other 923                                  0.1% 2,871                               0.2% 2,919                               0.2% 3,145                               0.2% 3,229                               0.2%
Total 1,387,359                        100.0% 1,362,059                        100.0% 1,369,087                        100.0% 1,350,106                        100.0% 1,342,467                        100.0%

Construction and Commercial Real Estate Loan Mix
Construction and Commercial Real Estate Loan Mix
(in thousands)
PBI Bank, Inc.
Detail of Construction and Commercial Real Estate Loans
As of September 30, 2009
Construction Commercial Real Estate - Non-Owner Occupied Commercial Real Estate - Owner Occupied
Office Building/Condo 6,513,123 $                               2.0% 68,034,005 $                                            20.6% 18,364,741 $                                      17.0%
Retail Facility 35,346,158 $                             11.0% 141,974,499 $                                          42.9% 21,627,357 $                                      20.0%
Hotel/Motel/Lodging 6,803,267 $                               2.1% 24,736,223 $                                            7.5% 9,433,502 $                                        8.7%
C-Store/Fuel Station 1,262,592 $                               0.4% 9,559,777 $                                              2.9% 11,363,501 $                                      10.5%
Storage/Warehouse 4,014,508 $                               1.2% 20,460,337 $                                            6.2% 3,238,908 $                                        3.0%
Mobile Home Park - $                                         0.0% 6,926,846 $                                              2.1% 1,235,563 $                                        1.1%
Industrial/Manufacturing/Other Production Facilities - $                                         0.0% 12,415,512 $                                            3.8% 26,422,678 $                                      24.4%
Medical/Assisted Living/Day Care 6,376,352 $                               2.0% 11,636,896 $                                            3.5% 1,791,499 $                                        1.7%
Multifamily 3,121,671 $                               1.0% - $                                                         0.0% - $                                                   0.0%
Residential Land Development 45,106,970 $                             14.0% - $                                                         0.0% - $                                                   0.0%
Commercial Land Development 39,833,630 $                             12.3% 0.0% - $                                                   0.0%
Residential Condo Development 84,615,287 $                             26.2% 0.0% - $                                                   0.0%
Residential Home Construction - Owner Occupied 1,806,788 $                               0.6% 0.0% - $                                                   0.0%
Residential Lot - Developed 12,749,150 $                             4.0% 835,248 $                                                 0.3% 202,822 $                                           0.2%
Commercial Lot - Developed 4,639,863 $                               1.4% 20,369,937 $                                            6.2% 3,541,286 $                                        3.3%
1-4 Family Residential 66,546,981 $                             20.6% - $                                                         0.0% - $                                                   0.0%
Farmland - $                                         0.0% - $                                                         0.0% - $                                                   0.0%
Other 3,840,661 $                               1.2% 8,790,330 $                                              2.7% 3,021,076 $                                        2.8%
Church/Parsonage - $                                         0.0% 1,362,055 $                                              0.4% 4,042,312 $                                        3.7%
Car Wash - $                                         0.0% 2,614,334 $                                              0.8% 1,559,426 $                                        1.4%
Marina - $                                         0.0% 1,200,000 $                                              0.4% 2,328,329 $                                        2.2%
322,577,000 $                           100.0% 330,916,000 $                                          100.0% 108,173,000 $                                    100.0%
Total 439,089,000 $

Additional Information
This communication is not an offer to sell, or a solicitation of an offer to buy, shares of Porter
Bancorp common stock, or the solicitation of any proxies from Citizens First shareholders. The description of the exchange offer contained in this press release is not intended to be a full or detailed description of the terms or conditions of the exchange offer. Porter Bancorp has filed a registration statement, including the prospectus/offer to exchange, with the Securities and
Exchange Commission (the “SEC”), regarding the exchange offer. This communication is not a substitute for the prospectus/offer to exchange. INVESTORS AND SECURITY HOLDERS OF
PORTER BANCORP AND CITIZENS FIRST ARE URGED TO READ PROSPECTUS/OFFER TO
EXCHANGE FILED WITH THE SEC CAREFULLY IN ITS ENTIRETY BECAUSE IT CONTAINS
IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The prospectus/offer to exchange is available for free, both on the SEC Web site (www.sec.gov) and from Porter Bancorp by contacting C. Bradford Harris, Executive Vice President and Corporate General Counsel, Porter
Bancorp, Inc., 2500 Eastpoint Parkway, Louisville, Kentucky 40223. Telephone: (502) 499-4800.
In addition to the registration statement and prospectus/offer to exchange, Porter Bancorp files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Porter Bancorp at the
SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC’s
other public reference rooms in New York and Chicago. Please call the SEC at 1 800 SEC 0330 for more information on the public reference rooms. Porter Bancorp SEC filings also are available to the public from commercial document retrieval services and at www.sec.gov.